Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on Form S-8 (File Number 333-13818), the Registration Statement on Form S-8 (File Number 333-114668) and Registration Statement on Form S-8 (File Number 333-135218) pertaining to the Radware Ltd. 1997 Key Employee Share Incentive Plan, of our report dated January 29, 2006, with respect to the Consolidated Financial Statements of Radware Ltd., included in its Annual Report (Form 20-F/A) for the year ended December 31, 2005, filed with the Securities and Exchange Commission.

Tel - Aviv, Israel	KOST FORER GABBAY & KASIERER
July 6, 2006	A Member of Ernst & Young Global